UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

ChevronTexaco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-368-2	94-0890210

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b) Departure of Director
SIGNATURE

Item 5.02 (b) Departure of Director

Effective at the Corporation’s Annual Meeting of Stockholders held on April 27, 2005, Senator J. Bennett Johnston retired as a Director of the Corporation. Senator Johnston retired pursuant to the Corporation’s mandatory retirement policy for Directors under the Corporation’s Corporate Governance Guidelines, which provides that non-employee Directors may not stand for re-election after reaching the age of 72.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2005
CHEVRONTEXACO CORPORATION
	By	/s/ M. A. HUMPHREY

M. A. Humphrey, Vice President and Comptroller (Principal Accounting Officer and Duly Authorized Officer)